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                                                                    Exhibit 23.3

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Ivanhoe Energy Inc.:

o     Registration Statement No. 333-12976 on Form S-8;
o     Registration Statement No. 333-113054 on Form S-8; and
o     Registration Statement No. 333-109783 on Form F-10

of our reports dated February 26, 2004, appearing in this Annual Report on Form 10-K of Ivanhoe Energy Inc. for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP

Chartered Accountants
Calgary, Alberta, Canada
March 15, 2004